Exhibit 99.1

CARVE-OUT FINANCIAL STATEMENTS

AND REPORT OF

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

STORED VALUE SOLUTIONS DIVISION OF BANKFIRST

(A WHOLLY OWNED SUBSIDIARY OF MARSHALL BANKFIRST CORP.)

DECEMBER 31, 2006

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors

BankFirst (a Wholly Owned

Subsidiary of Marshall BankFirst Corp.)

We have audited the accompanying carve-out balance sheets of the Stored Value Solutions Division of BankFirst (the “Company”) as of December 31, 2006 and 2005, and the related carve-out statements of income, changes in divisional equity and cash flows for the year ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America as established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the carve-out financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

November 30, 2007

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

CARVE-OUT BALANCE SHEETS

December 31,

(Dollars in thousands)

	2006	2005
ASSETS
Customer accounts receivable, net	$508	$572
Prepaid expenses	11	22
Inventories	44	51
Leasehold improvements, furniture and equipment, net	891	133
Interdivisional funds receivable	121,641	114,701

TOTAL ASSETS	$123,095	$115,479

LIABILITIES AND DIVISIONAL EQUITY
Non-interest bearing customer deposits	$119,253	$112,619
Accrued liabilities	721	1,180

Total liabilities	119,974	113,799
Commitments and contingent liabilities	—	—
Divisional equity	3,121	1,680

TOTAL LIABILITIES AND DIVISIONAL EQUITY	$123,095	$115,479

The accompanying notes are an integral part of these carve-out statements.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

CARVE-OUT STATEMENT OF INCOME

For the year ended December 31, 2006

(Dollars in thousands)

Revenues
Transaction and processing service fees:
Interchange income	$4,776
Stored value card income	1,906
Program sponsorship income	319
Data processing income	45
Merchant fee income	43

7,089
Expenses
Cost of services	2,124
Selling, general and administrative	4,909

7,033

Operating income	56

Other income
Interest Income	4,674
Gain on non-marketable securities	576

5,250
Income from operations before income taxes	5,306
Income taxes	—

Net income	$5,306

The accompanying notes are an integral part of this carve-out statement.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

CARVE-OUT STATEMENT OF CASH FLOWS

For the year ended December 31, 2006

(Dollars in thousands)

Cash flows from operating activities
Net income	$5,306
Adjustments to reconcile net income to net cash used in operating activities
Depreciation and amortization	173
Change in operating assets and liabilities:
Increase in other assets	(6,858)
Decrease in other liabilities	(459)

Net cash used in operating activities	(1,838)
Cash flows from investing activities
Purchase of leasehold improvements, furniture and equipment	(931)

Net cash used in investing activities	(931)
Cash flows from financing activities
Net increase in customer deposits	6,634
Excess cash provided to BankFirst	(3,865)

Net cash provided by financing activities	2,769

Net increase in cash and cash equivalents	—
Cash and cash equivalents, beginning of year	—

Cash and cash equivalents, end of year	$—

The accompanying notes are an integral part of this carve-out statement.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

CARVE-OUT STATEMENT OF CHANGES IN DIVISIONAL EQUITY

For the year ended December 31, 2006

(Dollars in thousands)

Balance at January 1, 2006	$1,680
BankFirst contributions, net	(3,865)
Net Income	5,306

Balance at December 31, 2006	$3,121

The accompanying notes are an integral part of this carve-out statement.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

December 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Basis of Presentation

Marshall BankFirst Corp. (“MBFC”) is a bank holding company whose primary assets are BankFirst and Marshall Bank, N.A. (together, the “Banks”) (collectively, the “Company”). The Company provides a wide range of credit facilities including commercial loans and real estate mortgage products, including commercial and residential properties. The Banks have five branches located in South Dakota, Minnesota and Arizona, and offer a wide range and variety of traditional banking products and services. The Company through its BankFirst subsidiary also provides a variety of stored value products under its Stored Value Solutions Division (the “SVS Division”). The SVS Division offers various prepaid products from general purpose cards to healthcare cards, which can be used to manage flexible spending and health savings accounts. The SVS Division provides customized secure program development and card issuing services to national stored value card program managers. The SVS Division also participates in the “open loop”, stored value card market which includes cards branded with network or association logos such as Visa, MasterCard, and Discover. The prepaid cards are pre-funded by the consumer or merchant with deposit accounts held at BankFirst. As the card is used by the consumer, it draws down that deposit account balance.

The accompanying carve-out financial statements and related notes represent the financial position, results of operations and cash flows attributable to the SVS Division. They have been prepared on an accrual basis and conform to accounting principles generally accepted in the United States of America and general practice within the banking industry. The SVS Division was not operated entirely as a separate business unit within the Company. Accordingly, the accompanying financial statements have been prepared on a “carve-out” basis and divisional equity is presented in place of stockholders’ equity. Certain assumptions and estimates were made in order to allocate a reasonable share of certain corporate services, including accounting, finance, legal, information systems and human resources.

Use of Estimates, Risks, and Uncertainties

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the carve-out financial statements, and the reported amounts of income and expenses during the reporting period. Material estimates that are particularly susceptible to significant change in the near term relate to the allowance for doubtful accounts, fair values of financial instruments, status of contingencies and intangible assets. Actual results could differ from those estimates.

Cash and Cash Equivalents

The SVS Division did not have separate operating cash accounts and accordingly, all cash receipts and disbursements are recorded through the divisional equity account.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS - CONTINUED

December 31, 2006

Customer Accounts Receivable, net

Customer accounts receivable represent amounts earned but not yet received. An allowance for doubtful accounts is maintained as determined necessary by the management of the SVS Division.

Interdivisional Funds Receivable

Interdivisional funds receivable represent the cash deposit accounts held for the various prepaid card programs. This cash is held at BankFirst and is paid out of the deposit accounts as the cards are used.

Noninterest Bearing Customer Deposits

Noninterest bearing customer deposits are amounts deposited for the various prepaid card programs, to fund the use of the cards outstanding.

Leasehold Improvements, Furniture and Equipment

Leasehold improvements, furniture and equipment are stated at cost, less accumulated depreciation. Depreciation is charged to operating expense using the straight-line method, at rates calculated to amortize the cost over the estimated useful lives of the assets, which range from 2 to 14 years. Leasehold improvements at the Sioux Falls, South Dakota office have been allocated based upon square feet used by the SVS Division. Leasehold improvements are amortized over the terms of the respective leases or the service lives of the improvements, whichever is shorter, on the straight-line method.

Non-marketable securities

BankFirst has obtained equity through its membership in the MasterCard and VISA associations. MasterCard and VISA award their bank members equity interests based upon transaction volume. These investments consist of less than 20 percent ownership in VISA and MasterCard and they have no readily available market value.

During 2006, MasterCard completed a reorganization which resulted in BankFirst receiving 32,105 class B shares of MasterCard, plus cash in the amount of $576 thousand. The SVS Division reported a gain of $576 thousand from the cash payment. While the MasterCard class A shares are marketable securities traded on the New York Stock Exchange, class B shares are non-marketable securities. Therefore, these class B shares are reported at cost which is zero. At December 31, 2006 BankFirst held 32,105 shares of class B stock in MasterCard.

The timing and amount of redemptions are at the discretion of MasterCard. See Note G regarding a subsequent sale of 17,000 shares of MasterCard class B stock in August 2007.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS - CONTINUED

December 31, 2006

Revenue Recognition

The Company recognizes revenue related to the SVS Division on an accrual basis. Revenue is generated primarily from three sources: interchange fees, stored value card fees and interest income.

Interchange fees – Interchange fees are transaction fees normally paid by the issuing merchant in exchange for services offered by the prepaid card network, such as customer access, risk management, funds settlement and connectivity. Fees may be negotiated to be split by the SVS Division and program manager. The SVS Division recognized this revenue based upon each individual contract.

Stored value card fees – Fees for issuance, reloading, maintenance, inactivity, etc. are based upon each individual contract between the Company and the merchant.

Interest Income – BankFirst allocates interest income to the SVS Division for providing non interest bearing deposits. The interest is earned by the SVS Division based on its average daily balance of funds provided. This allocation methodology was modified in February 2006 to allocate interest based on 90% of the average daily balance. Prior to February 2006, interest was allocated on 100% of the average daily balance. The SVS Division is allowed to lock in an amount of deposits up to $35 million in calendar year 2006 at the one year London Interbank Offered Rate (“LIBOR”) for the calendar year. The remaining balances are credited interest at the effective Federal Funds rate less 25 basis points. The SVS Division recorded interest income of $4,674,000 for the year ended December 31, 2006.

Income Taxes

The operations of the SVS Division are currently included in BankFirst, which is a subchapter S corporation. Therefore, no federal income taxes have been provided for in the accompanying carve-out financial statements. BankFirst is required to pay certain state minimum and franchise taxes which have been allocated to the SVS Division and its pro rata portion has been reflected within selling, general and administrative expenses.

Allocation of Costs

Salary and employee benefits for support departments, rent, common infrastructure and telephone incurred by the Company are allocated to the SVS Division based primarily upon head count. Certain occupancy costs and depreciation have been allocated based upon occupied square feet used by the SVS Division. Federal deposit insurance premium have been allocated to the SVS Division based upon the balance of customer deposits provided. These allocated costs have been reflected in the accompanying carve-out statement of income within selling, general and administrative expenses.

Fair Value of Financial Instruments

Due to the unique characteristics of the SVS Division’s interdivisional funds receivable and customer deposits, cost approximates fair value for these instruments.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS - CONTINUED

December 31, 2006

Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value as the price received to transfer an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date reflecting the highest and best use valuation concepts. FAS 157 establishes a framework for measuring fair value by creating a hierarchy of fair value measurements that distinguishes market data between observable independent market inputs and unobservable market assumptions by the reporting entity. FAS 157 further expands disclosures about such fair value measurements. FAS 157 applies broadly to most existing accounting pronouncements that require or permit fair value measurements (including both financial and non-financial assets and liabilities) but does not require any new fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. With limited exceptions, FAS 157 is to be applied prospectively. The Company is currently evaluating the impact that the adoption of FAS 157 will have on its Financial Statements.

In February 2007, the FASB issued SFAS No. 159 The Fair Value Option for Financial Assets and Financial Liabilities (SFAS No. 159). SFAS No. 159 permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. The provisions of SFAS No. 159 become effective for years beginning after November 2007. Management is currently evaluating the impact that SFAS No. 159 will have on their financial statements.

NOTE B – CUSTOMER ACCOUNTS RECEIVABLE

The following is a summary of changes in the allowance for doubtful accounts for the year ended December 31, 2006 and 2005 (in thousands):

	2006	2005
Balance at beginning of the year	$42	51
Provision for uncollectible accounts receivable	50	95
Recoveries	—	24
Accounts charged off	(74)	(128)

Balance at end of the year	$18	$42

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS - CONTINUED

December 31, 2006

NOTE C – LEASEHOLD IMPROVEMENTS, FURNITURE AND EQUIPMENT

Leasehold improvements, furniture and equipment used in the operations of the SVS Division consisted of the following at December 31, 2006 and 2005 (in thousands):

	2006	2005
Leasehold improvements	$501	$242
Furniture and equipment	3,157	5,482
Less accumulated depreciation and amortization	(2,767)	(5,591)

Leasehold improvements, furniture and equipment, net	$891	$133

NOTE D - COMMITMENTS AND CONTINGENT LIABILITIES

Litigation

Due to the nature of its activities, the Company and the SVS Division are subject to pending and threatened legal actions that arise in the normal course of business. In the opinion of management, the disposition of all outstanding legal actions will not have a material effect on the consolidated financial position of the Company or the Banks.

Leases

BankFirst leases 28,279 finished square feet of offices in Sioux Falls, South Dakota. The lease was signed on December 1, 2006 and requires monthly minimum rent of $54,674 per month. The original lease term ends on November 30, 2013. BankFirst has the option to extend the building lease for an additional seven year term at current market rates. The SVS division is being allocated a portion of this lease expense based upon the square feet used. The leasehold improvements have been allocated to the SVS Division based upon square feet used. See Note G regarding the sale of the SVS division and subsequent assumption of this lease.

Pledged Securities

VISA requires BankFirst to maintain an amount of securities on deposit with a trustee for the benefit of VISA. These pledged securities were required by VISA to guarantee settlement of the SVS Division’s transaction processing activity. These securities are maintained as part of BankFirst’s overall investment portfolio. The amount of pledged securities required by VISA, based on current market value, was $15.1 million and $5.4 million at December 31, 2006 and 2005, respectively.

NOTE E – 401(K) SAVINGS PLAN

The Company sponsors a 401(k) savings plan which covers all eligible employees. Employees can elect to contribute up to $14,000 of their base salary to the plan in 2006. The Company matches 50 percent of each employee’s eligible contributions, not to exceed six percent of the employee’s eligible compensation.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS - CONTINUED

December 31, 2006

NOTE F – WRITTEN AGREEMENTS

On April 22, 2003 BankFirst entered into a Written Agreement (the Agreement) with the Federal Reserve Bank of Minneapolis, its principal regulator. Under the primary provisions of the Agreement, BankFirst agreed to cease originating new credit card accounts in the subprime market, limit credit line increases on subprime accounts, control average balance sheet growth and to meet certain capital ratios. Under the Agreement, BankFirst could not declare or pay any dividends or make any distributions of interest or principal on its subordinated debentures issued in connection with its trust preferred securities without obtaining the prior consent of the Federal Reserve Bank of Minneapolis.

The Company has a Compliance Committee of independent directors that is responsible for monitoring and coordinating the Company’s compliance with and implementation of the Agreement. Management believes they are in substantial compliance with all of the terms of the Agreement as of December 31, 2006.

On July 31, 2007 MBFC and BankFirst entered into a new written agreement with the Federal Reserve Bank of Minneapolis and the State of South Dakota Division of Banking that replaced the April 22, 2003 written agreement. The July 31, 2007 written agreement required BankFirst to limit its loan portfolio growth, revise loan policies and procedures, and adopt an independent third party loan review. Also under this agreement MBFC and BankFirst must meet certain capital ratios and cannot declare or pay any dividends or make any distributions of interest or principal on its subordinated debentures issued in connection with its trust preferred securities without obtaining the prior consent of the Federal Reserve Bank of Minneapolis and the South Dakota Division of Banking.

NOTE G – SUBSEQUENT EVENTS

Sale of SVS Division

On July 13, 2007 BankFirst entered into an agreement to sell the SVS Division to The Bancorp (the “Bancorp”) for $60.6 million payable $12.1 million through the delivery of shares of Bancorp common stock plus $48.5 million in cash. The sale requires FDIC approval under the Bank Mergers Act. The transaction is expected to close during the fourth quarter of 2007.

On the closing date of the sale of the SVS Division, the Bancorp will assume the lease for the office facilities from BankFirst (see Note D) and then sublease 12,136 finished square feet back to BankFirst for its retail banking branch and offices.

Redemption of equity in MasterCard

In August 2007 the SVS Division reported a gain of $2.2 million from the sale of 17,000 shares of class B MasterCard stock.

Stored Value Solutions Division of BankFirst

(A Wholly Owned Subsidiary of Marshall BankFirst Corp.)

NOTES TO CARVE-OUT FINANCIAL STATEMENTS - CONTINUED

December 31, 2006

Equity in VISA

In October 2007, BankFirst was notified by VISA that it has completed its reorganization and will be offering shares through an initial public offering. As part of this process, BankFirst will receive a new class of VISA stock. This stock will represent BankFirst’s equity that it was awarded in VISA based upon transaction volumes. BankFirst has been notified that it will be receiving 66,067 shares of newly issued shares from VISA. BankFirst has not received these shares and is unable to sell or transfer them without the consent of VISA. The equity that BankFirst has in VISA is considered to be a non-marketable security with a cost basis of zero.